                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of the Company's 10.875% Senior Notes due 2013 for a like principal amount of the Company's issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of October, 2003.


  /s/ Raymond F. Bentele
-----------------------------------------------
Raymond F. Bentele

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of the Company's 10.875% Senior Notes due 2013 for a like principal amount of the Company's issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of September, 2003.


  /s/ James M. Davidson
-----------------------------------------------
James M. Davidson

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of the Company's 10.875% Senior Notes due 2013 for a like principal amount of the Company's issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of October, 2003.


 /s/ Harold H. MacKay
-----------------------------------------------
Harold H. MacKay

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of the Company's 10.875% Senior Notes due 2013 for a like principal amount of the Company's issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of October, 2003.


 /s/ David B. Mathis
-----------------------------------------------
David B. Mathis

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of the Company's 10.875% Senior Notes due 2013 for a like principal amount of the Company's issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 6th day of October, 2003.


   /s/ Donald F. Mazankowski
-----------------------------------------------
Donald F. Mazankowski

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of the Company's 10.875% Senior Notes due 2013 for a like principal amount of the Company's issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 7th day of October, 2003.


  /s/ Bernard M. Michel
-----------------------------------------------
Bernard M. Michel

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of the Company's 10.875% Senior Notes due 2013 for a like principal amount of the Company's issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 1st day of October, 2003.


  /s/ Pamela B. Strobel
------------------------------------
Pamela B. Strobel

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of the Company's 10.875% Senior Notes due 2013 for a like principal amount of the Company's issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 2nd day of October, 2003.


  /s/ Richard L. Thomas
------------------------------------
Richard L. Thomas

                                POWER OF ATTORNEY


     The undersigned, being a Managing Director of IMC Global Dutch Holdings B.V., a Netherlands corporation (the "Company"), hereby constitutes and appoints
J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Managing Director, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 9th day of October, 2003.

ABN AMRO Trust Company (Nederland) B.V.

By:  /s/ Predrag Maletic
   ---------------------------------
As: Proxyholder


By: /s/ Janna Jannetje van der Maten
   ---------------------------------
As: Proxyholder

                                POWER OF ATTORNEY


     The undersigned, being the Managing Director of IMC Global Netherlands B.V., a Netherlands corporation (the "Company"), hereby constitutes and appoints
J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Managing Director, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 9th day of October, 2003.

ABN AMRO Trust Company (Nederland) B.V.

By:  /s/ Predrag Maletic
   ---------------------------------
As: Proxyholder


By: /s/ Janna Jannetje van der Maten
   ---------------------------------
As: Proxyholder

                                POWER OF ATTORNEY


     The undersigned, being a Managing Director of IMC Global Potash Holdings N.V., a Netherlands Antilles corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Managing Director, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 9th day of October, 2003.

ABN AMRO Trust Company (Nederland) B.V.

By:  /s/ Predrag Maletic
   ---------------------------------
As: Proxyholder


By: /s/ Janna Jannetje van der Maten
   ---------------------------------
As: Proxyholder

                                POWER OF ATTORNEY


     The undersigned, being a Managing Director of IMC Potash Colonsay N.V., a Netherlands Antilles corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Managing Director, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 9th day of October, 2003.

ABN AMRO Trust Company (Nederland) B.V.

By:  /s/ Predrag Maletic
   ---------------------------------
As: Proxyholder


By: /s/ Janna Jannetje van der Maten
   ---------------------------------
As: Proxyholder

                                POWER OF ATTORNEY


     The undersigned, being a Managing Director of IMC Global Potash Holdings N.V., a Netherlands Antilles corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Managing Director, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 6th day of October, 2003.


  /s/ Alexander R. Mackay
------------------------------
Alexander R. Mackay

                                POWER OF ATTORNEY


     The undersigned, being a Managing Director of IMC Potash Colonsay N.V., a Netherlands Antilles corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Managing Director, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 6th day of October, 2003.


  /s/ Alexander R. Mackay
------------------------------
Alexander R. Mackay

                                POWER OF ATTORNEY


     The undersigned, being a Managing Director of IMC Global Dutch Holdings B.V., a Netherlands corporation (the "Company"), hereby constitutes and appoints
J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Managing Director, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 6th day of October, 2003.


By: /s/ Alexander R. Mackay
   ---------------------------------
   Alexander R. Mackay

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Chemicals Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 29th day of September, 2003.


 /s/ Matthew J. Dowd
-------------------------
Matthew J. Dowd

                                POWER OF ATTORNEY


     The undersigned, being Vice President and Chief Financial Officer of IMC Chemicals Inc. (and principal accounting officer of IMC Chemical North America LLC, a Delaware limited liability company (the "Company")), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of October, 2003.


  /s/ Emanuel J. DiTeresi
-----------------------------------------------
Emanuel J. DiTeresi

                                POWER OF ATTORNEY


     The undersigned, being Vice President and Chief Financial Officer of IMC Chemicals Inc. (and principal accounting officer of IMC Chemicals Inc., a Delaware corporation (the "Company")), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of October, 2003.


 /s/ Emanuel J. DiTeresi
------------------------------
Emanuel J. DiTeresi

                                POWER OF ATTORNEY


     The undersigned, being Vice President and Chief Financial Officer of IMC Chemicals Inc. (and principal accounting officer of NATI LLC, a Delaware limited liability company (the "Company")), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of October, 2003.


 /s/ Emanuel J. DiTeresi
------------------------------
Emanuel J. DiTeresi

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Chemicals Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of October, 2003.


 /s/ John F. Tancredi
--------------------------
John F. Tancredi

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of NATI LLC, a Delaware limited liability company (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of October, 2003.


 /s/ John F. Tancredi
--------------------------
John F. Tancredi

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of the Company's 10.875% Senior Notes due 2013 for a like principal amount of the Company's issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of October, 2003.


 /s/ Douglas A. Pertz
-----------------------
Douglas A. Pertz

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of FMRP Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of October, 2003.


 /s/ Douglas A. Pertz
-----------------------
Douglas A. Pertz

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Chemical North America LLC, a Delaware limited liability company (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of October, 2003.


 /s/ Douglas A. Pertz
-----------------------
Douglas A. Pertz

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Operations Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of October, 2003.


 /s/ Douglas A. Pertz
-----------------------
Douglas A. Pertz

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of The Vigoro Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of October, 2003.


 /s/ Douglas A. Pertz
-----------------------
Douglas A. Pertz

                                POWER OF ATTORNEY


     The undersigned, being Chairman and Chief Executive Officer of IMC Global Inc. (and principal executive officer of IMC Canada Ltd., a Canada corporation (the "Company")), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal executive officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 14th day of November, 2003.


 /s/ Douglas A. Pertz
----------------------
Douglas A. Pertz

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Phosphates MP Inc., the Managing General Partner of IMC Phosphates Company, a Delaware general partnership (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 14th day of November, 2003.


 /s/ Douglas A. Pertz
----------------------
Douglas A. Pertz

                                POWER OF ATTORNEY


     The undersigned, being Chairman and Chief Executive Officer of IMC Global Inc. (and principal executive officer of IMC Potash Carlsbad Inc., a Delaware corporation (the "Company")), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal executive officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 14th day of November, 2003.


 /s/ Douglas A. Pertz
----------------------
Douglas A. Pertz

                                POWER OF ATTORNEY


     The undersigned, being Chairman and Chief Executive Officer of IMC Global Inc. (and principal executive officer of IMC Potash Colonsay ULC, a Nova Scotia corporation (the "Company")), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal executive officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 14th day of November, 2003.


 /s/ Douglas A. Pertz
----------------------
Douglas A. Pertz

                                POWER OF ATTORNEY


     The undersigned, being Chairman and Chief Executive Officer of IMC Global Inc. (and principal executive officer of IMC Sulphur Holdings LLC, a Delaware limited liability company (the "Company")), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal executive officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 14th day of November, 2003.


 /s/ Douglas A. Pertz
----------------------
Douglas A. Pertz

                                POWER OF ATTORNEY


     The undersigned, being Chairman and Chief Executive Officer of IMC Global Inc. (and principal executive officer of IMC USA Holdings Inc., a Delaware corporation (the "Company")), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal executive officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 14th day of November, 2003.


 /s/ Douglas A. Pertz
----------------------
Douglas A. Pertz

                                POWER OF ATTORNEY


     The undersigned, being Chairman and Chief Executive Officer of IMC Global Inc. (and principal executive officer of IMC USA Inc. LLC, a Delaware limited liability company (the "Company")), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal executive officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 14th day of November, 2003.


 /s/ Douglas A. Pertz
----------------------
Douglas A. Pertz

                                POWER OF ATTORNEY


     The undersigned, being Chairman and Chief Executive Officer of IMC Global Inc. (and principal executive officer of KCL Holdings, Inc., a Delaware corporation (the "Company")), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal executive officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 14th day of November, 2003.


 /s/ Douglas A. Pertz
----------------------
Douglas A. Pertz

                                POWER OF ATTORNEY


     The undersigned, being a Managing Director and Authorized U.S. Representative of IMC Global Potash Holdings N.V., a Netherlands Antilles corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Managing Director and Authorized U.S. Representative, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of October, 2003.


 /s/ E. Paul Dunn, Jr.
------------------------
E. Paul Dunn, Jr.

                                POWER OF ATTORNEY


     The undersigned, being a Managing Director and Authorized U.S. Representative of IMC Global Dutch Holdings B.V., a Netherlands corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Managing Director and Authorized U.S. Representative, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of October, 2003.


 /s/ E. Paul Dunn, Jr.
------------------------
E. Paul Dunn, Jr.

                                POWER OF ATTORNEY


     The undersigned, being a Managing Director and Authorized U.S. Representative of IMC Potash Colonsay N.V., a Netherlands Antilles corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Managing Director and Authorized U.S. Representative, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of October, 2003.


 /s/ E. Paul Dunn, Jr.
------------------------
E. Paul Dunn, Jr.

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer and Authorized U.S. Representative of IMC Potash Colonsay ULC, a Nova Scotia corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer and Authorized U.S. Representative, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of October, 2003.


 /s/ E. Paul Dunn, Jr.
-----------------------
E. Paul Dunn, Jr.

                                POWER OF ATTORNEY


     The undersigned, being Vice President, Finance and Treasurer of IMC Global Inc. (and Authorized U.S. Representative of IMC Global Netherlands B.V., a Netherlands corporation (the "Company")), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Authorized U.S. Representative, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of October, 2003.


 /s/ E. Paul Dunn, Jr.
-----------------------
E. Paul Dunn, Jr.

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer and Authorized U.S. Representative of IMC Canada Ltd., a Canada corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer and Authorized U.S. Representative, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of October, 2003.


 /s/ E. Paul Dunn, Jr.
------------------------
E. Paul Dunn, Jr.

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Phosphates MP Inc., the Managing General Partner of IMC Phosphates Company, a Delaware general partnership (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of October, 2003.


 /s/ E. Paul Dunn, Jr.
------------------------
E. Paul Dunn, Jr.

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of the Company's 10.875% Senior Notes due 2013 for a like principal amount of the Company's issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of October, 2003.


 /s/ J. Reid Porter
------------------------
J. Reid Porter

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of FMRP Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of October, 2003.


 /s/ J. Reid Porter
-------------------------
J. Reid Porter

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Canada Ltd., a Canada corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of October, 2003.


 /s/ J. Reid Porter
-------------------------
J. Reid Porter

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Chemicals Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of October, 2003.


 /s/ J. Reid Porter
-------------------------
J. Reid Porter

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Chemical North America LLC, a Delaware limited liability company (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of October, 2003.


 /s/ J. Reid Porter
-------------------------
J. Reid Porter

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Operations Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of October, 2003.


 /s/ J. Reid Porter
-------------------------
J. Reid Porter

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Phosphates MP Inc., the Managing General Partner of IMC Phosphates Company, a Delaware general partnership (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of October, 2003.


 /s/ J. Reid Porter
-------------------------
J. Reid Porter

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Potash Carlsbad Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of October, 2003.


 /s/ J. Reid Porter
-------------------------
J. Reid Porter

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Potash Colonsay ULC, a Nova Scotia corporation (the "Company"), hereby constitutes and appoints
J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of October, 2003.


 /s/ J. Reid Porter
-------------------------
J. Reid Porter

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Sulphur Holdings LLC, a Delaware limited liability company (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of October, 2003.


 /s/ J. Reid Porter
-------------------------
J. Reid Porter

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC USA Holdings Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of October, 2003.


 /s/ J. Reid Porter
-------------------------
J. Reid Porter

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC USA Inc. LLC, a Delaware limited liability company (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 20th day of October, 2003.


 /s/ J. Reid Porter
-------------------------
J. Reid Porter

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of KCL Holdings, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of October, 2003.


 /s/ J. Reid Porter
-------------------------
J. Reid Porter

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of NATI LLC, a Delaware limited liability company (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of October, 2003.


 /s/ J. Reid Porter
-------------------------
J. Reid Porter

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of The Vigoro Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 3rd day of October, 2003.


 /s/ J. Reid Porter
-------------------------
J. Reid Porter

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Phosphates MP Inc., the Managing General Partner of IMC Phosphates Company, a Delaware general partnership (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 7th day of October, 2003.


 /s/ Mary Ann Hynes
-------------------------
Mary Ann Hynes

                                POWER OF ATTORNEY


     The undersigned, being Vice President and Controller of IMC Global Inc. (and principal accounting officer of IMC Potash Carlsbad Inc., a Delaware corporation (the "Company")), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 20th day of October, 2003.


 /s/ Robert M. Qualls
-------------------------
Robert M. Qualls

                                POWER OF ATTORNEY


     The undersigned, being Vice President and Controller of IMC Global Inc. (and principal accounting officer of IMC Global Dutch Holdings B.V., a Netherlands corporation (the "Company")), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 20th day of October, 2003.


 /s/ Robert M. Qualls
-------------------------
Robert M. Qualls

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of the Company's 10.875% Senior Notes due 2013 for a like principal amount of the Company's issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 20th day of October, 2003.


 /s/ Robert M. Qualls
-------------------------
Robert M. Qualls

                                POWER OF ATTORNEY


     The undersigned, being Vice President and Controller of IMC Global Inc. (and principal accounting officer of FMRP Inc., a Delaware corporation (the "Company")), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 20th day of October, 2003.


 /s/ Robert M. Qualls
-------------------------
Robert M. Qualls

                                POWER OF ATTORNEY


     The undersigned, being Vice President and Controller of IMC Global Inc. (and principal accounting officer of IMC Canada Ltd., a Canada corporation (the "Company")), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 20th day of October, 2003.


 /s/ Robert M. Qualls
-------------------------
Robert M. Qualls

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Global Operations Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 20th day of October, 2003.


 /s/ Robert M. Qualls
-------------------------
Robert M. Qualls

                                POWER OF ATTORNEY


     The undersigned, being Vice President and Controller of IMC Global Inc. (and principal accounting officer of IMC Global Potash Holdings N.V., a Netherlands Antilles corporation (the "Company")), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 20th day of October, 2003.


 /s/ Robert M. Qualls
-------------------------
Robert M. Qualls

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Phosphates MP Inc., the Managing General Partner of IMC Phosphates Company, a Delaware general partnership (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 20th day of October, 2003.


 /s/ Robert M. Qualls
-------------------------
Robert M. Qualls

                                POWER OF ATTORNEY


     The undersigned, being Vice President and Controller of IMC Global Inc. (and principal accounting officer of IMC Potash Colonsay N.V., a Netherlands Antilles corporation (the "Company")), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 20th day of October, 2003.


 /s/ Robert M. Qualls
------------------------
Robert M. Qualls

                                POWER OF ATTORNEY


     The undersigned, being Vice President and Controller of IMC Global Inc. (and principal accounting officer of IMC Potash Colonsay ULC, a Nova Scotia corporation (the "Company")), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 20th day of October, 2003.


 /s/ Robert M. Qualls
-------------------------
Robert M. Qualls

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Sulphur Holdings LLC, a Delaware limited liability company (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 20th day of October, 2003.


 /s/ Robert M. Qualls
-------------------------
Robert M. Qualls

                                POWER OF ATTORNEY


     The undersigned, being Vice President and Controller of IMC Global Inc. (and principal accounting officer of IMC USA Holdings Inc., a Delaware corporation (the "Company")), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 20th day of October, 2003.


 /s/ Robert M. Qualls
-------------------------
Robert M. Qualls

                                POWER OF ATTORNEY


     The undersigned, being Vice President and Controller of IMC Global Inc. (and principal accounting officer of IMC USA Inc. LLC, a Delaware limited liability company (the "Company")), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 20th day of October, 2003.


 /s/ Robert M. Qualls
-------------------------
Robert M. Qualls

                                POWER OF ATTORNEY


     The undersigned, being Vice President and Controller of IMC Global Inc. (and principal accounting officer of KCL Holdings, Inc., a Delaware corporation (the "Company")), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 20th day of October, 2003.


 /s/ Robert M. Qualls
-------------------------
Robert M. Qualls

                                POWER OF ATTORNEY


     The undersigned, being Vice President and Controller of IMC Global Inc. (and principal accounting officer of The Vigoro Corporation, a Delaware corporation (the "Company")), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such principal accounting officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 20th day of October, 2003.


 /s/ Robert M. Qualls
-------------------------
Robert M. Qualls

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Phosphates MP Inc., the Managing General Partner of IMC Phosphates Company, a Delaware general partnership (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 6th day of October, 2003.


 /s/ C. Steven Hoffman
-------------------------
C. Steven Hoffman

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Phosphates MP Inc., the Managing General Partner of IMC Phosphates Company, a Delaware general partnership (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 1st day of October, 2003.


 /s/ Rose Marie Williams
----------------------------
Rose Marie Williams

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of PRP-GP LLC, the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Robert J. Pence his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 16th day of November, 2003.


/s/ John F. Chlebowski
-----------------------------
John F. Chlebowski

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of PRP-GP LLC, the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Robert J. Pence his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 14th day of November, 2003.


/s/ E. Paul Dunn, Jr.
-------------------------------
E. Paul Dunn, Jr.

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of PRP-GP LLC, the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Robert J. Pence his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 17th day of November, 2003.


/s/ James W. Goodrich
--------------------------------
James W. Goodrich

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of PRP-GP LLC, the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Robert J. Pence his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 17th day of November, 2003.


/s/ Raymond M. Neihengen, Jr.
--------------------------------
Raymond M. Neihengen, Jr.

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of PRP-GP LLC, the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Robert J. Pence his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 14th day of November, 2003.


/s/ William R. Parr
---------------------------
William R. Parr

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of PRP-GP LLC, the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Robert J. Pence his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 14th day of November, 2003.


/s/ J. Reid Porter
--------------------------------
J. Reid Porter

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of PRP-GP LLC, the Administrative Managing General Partner of Phosphate Resource Partners Limited Partnership, a Delaware limited partnership (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Robert J. Pence his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 14th day of November, 2003.


/s/ Robert M. Qualls
--------------------------------
Robert M. Qualls

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of PRP-GP LLC, a Delaware limited liability company (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 16th day of November, 2003.


/s/ John F. Chlebowski
-----------------------------
John F. Chlebowski

                                POWER OF ATTORNEY

     The undersigned, being a Director and/or Officer of PRP-GP LLC, a Delaware limited liability company (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 14th day of November, 2003.


/s/ E. Paul Dunn, Jr.
-------------------------------
E. Paul Dunn, Jr.

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of PRP-GP LLC, a Delaware limited liability company (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 17th day of November, 2003.


/s/ James W. Goodrich
-----------------------------
James W. Goodrich

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of PRP-GP LLC, a Delaware limited liability company (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 17th day of November, 2003.


/s/ Raymond M. Neihengen, Jr.
-------------------------------------
Raymond M. Neihengen, Jr.

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of PRP-GP LLC, a Delaware limited liability company (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 14th day of November, 2003.


/s/ William R. Parr
-----------------------------
William R. Parr

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of PRP-GP LLC, a Delaware limited liability company (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 14th day of November, 2003.


/s/ J. Reid Porter
-------------------------------------
J. Reid Porter

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of PRP-GP LLC, a Delaware limited liability company (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 14th day of November, 2003.


/s/ Robert M. Qualls
--------------------------
Robert M. Qualls

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Canada Ltd., a Canada corporation (the "Company"), hereby constitutes and appoints J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 15th day of October, 2003.


 /s/ Norman B. Beug
--------------------------
Norman B. Beug

                                POWER OF ATTORNEY


     The undersigned, being a Director and/or Officer of IMC Potash Colonsay ULC, a Nova Scotia corporation (the "Company"), hereby constitutes and appoints
J. Reid Porter, E. Paul Dunn, Jr., and Rose Marie Williams his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute and deliver in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the exchange of IMC Global Inc.'s 10.875% Senior Notes due 2013 for a like principal amount of IMC Global Inc.'s issued and outstanding 10.875% Senior Notes due 2013, of which an aggregate of $400,000,000 in the principal amount is outstanding; to execute and deliver any and all amendments to such Registration Statement (including post-effective amendments) for filing with the Securities and Exchange Commission; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and of any state or other political subdivision thereof. The undersigned hereby grants to such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 15th day of October, 2003.


 /s/ Norman B. Beug
--------------------------
Norman B. Beug